Quarterly Statement of Investments | See Notes to Statement of Investments.

Franklin Templeton Global Trust
Statement of Investments, July 31, 2013 (unaudited) *(continued)*

At July 31, 2013, the Fund had the following forward exchange contracts outstanding. See Note 3.

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Mexican Peso	MSCO	Buy	73,028,700	$ 5,300,000	8/06/13	$ 422,499	$ -
South Korean Won	HSBK	Buy	3,297,000,000	2,878,722	8/19/13	51,784	-
Chilean Peso	JPHQ	Buy	1,667,700,000	3,328,743	8/20/13	-	(93,526)
Chilean Peso	JPHQ	Sell	1,111,700,000	2,327,193	8/20/13	170,576	-
Mexican Peso	JPHQ	Buy	43,066,100	3,180,775	8/20/13	188,951	-
Mexican Peso	JPHQ	Sell	30,000,000	2,375,470	8/20/13	28,107	-
South Korean Won	HSBK	Buy	14,582,700,000	12,682,814	8/20/13	278,050	-
Malaysian Ringgit	HSBK	Buy	10,167,700	3,205,959	8/22/13	-	(78,161)
New Israeli Shekel	DBAB	Buy	28,230,000	6,953,202	8/23/13	960,243	-
New Israeli Shekel	DBAB	Sell	8,430,000	2,364,126	8/23/13	1,025	-
Polish Zloty	DBAB	Buy	4,402,925	1,314,071	8/27/13	61,976	-
South Korean Won	JPHQ	Buy	8,828,110,000	7,889,285	9/30/13	-	(59,499)
Indian Rupee	DBAB	Buy	336,544,000	5,525,993	10/22/13	-	(117,448)
Singapore Dollar	CITI	Buy	22,335,150	18,047,877	10/31/13	-	(471,695)
Singapore Dollar	CITI	Sell	11,335,150	8,922,926	10/31/13	2,966	-
Canadian Dollar	MSCO	Sell	6,620,069	6,270,622	11/13/13	-	(156,333)
Canadian Dollar	MSCO	Buy	6,620,069	6,551,929	11/13/13	-	(124,974)
South Korean Won	HSBK	Buy	3,800,610,000	3,452,903	12/03/13	-	(91,275)
South Korean Won	JPHQ	Buy	3,858,368,000	3,534,599	12/13/13	-	(123,208)
Malaysian Ringgit	DBAB	Buy	6,000,000	1,933,301	12/17/13	-	(99,042)
South Korean Won	DBAB	Buy	3,251,450,000	2,885,433	1/21/14	-	(14,995)
Polish Zloty	DBAB	Buy	7,000,000	2,173,576	1/28/14	-	(5,909)
South Korean Won	DBAB	Buy	18,440,940,000	16,676,560	2/04/14	-	(401,102)
Malaysian Ringgit	HSBK	Buy	21,586,900	6,977,020	4/16/14	-	(416,167)
Mexican Peso	DBAB	Buy	132,075,428	10,569,416	4/16/14	-	(450,120)
South Korean Won	HSBK	Buy	39,309,200,000	34,298,229	4/16/14	380,849	-
Canadian Dollar	UBSW	Sell	2,746,830	2,591,471	4/21/14	-	(64,618)
Canadian Dollar	UBSW	Buy	2,746,830	2,655,995	4/21/14	94	-
Chilean Peso	DBAB	Buy	5,568,075,000	11,293,124	4/21/14	-	(797,620)
Chilean Peso	DBAB	Buy	2,261,650,000	4,525,834	4/25/14	-	(264,520)
Polish Zloty	DBAB	Buy	2,700,000	815,710	5/22/14	15,095	-
Mexican Peso	DBAB	Buy	91,836,169	6,861,126	6/13/14	139,150	-
Polish Zloty	DBAB	Buy	2,514,355	769,858	6/16/14	2,716	-
Malaysian Ringgit	DBAB	Buy	1,754,200	544,512	6/23/14	-	(12,872)
Polish Zloty	DBAB	Buy	6,900,000	2,047,295	6/27/14	71,499	-
Mexican Peso	DBAB	Buy	36,456,000	2,775,274	7/17/14	-	(4,867)
Polish Zloty	DBAB	Buy	1,800,000	543,560	7/22/14	8,378	-
Canadian Dollar	CITI	Buy	6,899,000	6,650,587	7/25/14	3,400	-
Malaysian Ringgit	HSBK	Buy	39,116,100	11,928,186	7/31/14	-	(91,561)
Unrealized appreciation (depreciation)						2,787,358	(3,939,512)
Net unrealized appreciation (depreciation)							$ (1,152,154)

Franklin Templeton Hard Currency Fund

Notes to Statement of Investments (unaudited)

1. ORGANIZATION

Franklin Templeton Global Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (Fund).

2. FINANCIAL INSTRUMENT VALUATION

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund's valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

3. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the fund or the counterparty within a few business days. Collateral pledged and/or received by the fund, if any, is held in segregated accounts with the fund's custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund's investment objectives.

At July 31, 2013, the Fund received $678,227 in United Kingdom Treasury Bonds and Notes as collateral for derivatives.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

4. INCOME TAXES

At July 31, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$373,755,654
Unrealized appreciation	$ 25,556
Unrealized depreciation	(2,894,399)
Net unrealized appreciation (depreciation)	$ (2,868,843)

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant's internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /s/ Laura F. Fergerson
Laura F. Fergerson
Chief Executive Officer -
Finance and Administration